SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2006

Vita Food Products, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-12599	36-3171548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 West Lake Street Chicago, Illinois		60612
(Address of principal executive offices)		(Zip Code)

(312)738-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01              Other Events.

On May 8, 2006, the Executive Vice President of Vita Food Products, Inc. (the “Company”) entered into a Rule 10b5-1 Sales Plan pursuant to which he intends to sell up to 260,000 shares of the Company’s common stock during the year ending May 4, 2007 at a minimum price of $3.75 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITA FOOD PRODUCTS, INC.

Date: May 12, 2006	By:	/s/Stephen D. Rubin
Stephen D. Rubin
Office of the Executive, President
(Principal Executive Officer)

Date: May 12, 2006	By:	/s/Clifford K. Bolen
Clifford K. Bolen
Office of the Chief Executive, Senior
Vice President, Chief Operating Officer
and Chief Financial Officer
(Principal Financial and Accounting Officer)